                                                                  EXHIBIT 10.131

                            TRANSFER AND ASSUMPTION
               OF INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

This Agreement, dated as of April 28, 2000, is between Skyview Excavation and Grading, Inc. ("Transferor") of 446 East Young Street, Morgan, Utah 84050 and Meadow Valley Contractors, Inc. ("Transferee") of 4411 S. 40th Street, Suite D-11, Phoenix, Arizona 85040.

WHEREAS, Transferor and Wheeler Machinery Co. ("Dealer") have entered into that certain Installment Sale Contract ("Security Agreement"), dated as of August 3, 1999, a copy of which is attached hereto (the "Contract"), pursuant to which Dealer sold certain equipment to Transferor (the "Property"); and

WHEREAS, the Dealer assigned all of its rights and interest in the Contract and the Property to Caterpillar Financial Services Corporation ("Caterpillar") pursuant to that certain Assignment entered between Dealer and Caterpillar dated as of the 6/th/ day of August 1999; and

WHEREAS, the installments remaining due under the Contract as of April 14, 2000, are Twenty-eight (28) installments of Two-thousand, Eight-hundred, Twenty-five dollars and Thirty-two cents ($2,825.32), each with the next installment due on May 3, 2000; and

WHEREAS, Transferee wishes to assume all and whatever interest Transferor has in and to the Contract and the Property and all duties and obligations of the Transferor under the Contract; and

WHEREAS, under the terms of the Contract, Transferor may not assign the Contract or any right or obligation thereunder or any right in the Property without the prior written consent of Caterpillar.

NOW, THEREFORE, for valuable consideration received, Transferor and Transferee agree as follows:

1. Transferor hereby grants and conveys to Transferee, its successors and assigns, all of Transferor's right, title and interest in and to the Contract and the Property, subject, however, to the Contract and all the terms, conditions and provisions thereof, and upon the condition that (i) the Consent set forth below be executed and delivered by Caterpillar and (ii) Transferee executes all agreements, statements and related documents Caterpillar may reasonably require to effect and maintain Caterpillar's first priority security interest in the Property.

2. Transferee hereby unconditionally assumes, becomes a party to, and agrees to perform the Contract and all the terms, conditions and provisions thereof and further agrees to pay all amounts that become due under the Contract, as though Transferee were the purchaser named in the Contract.

3. Transferee agrees not to assert against Caterpillar any defense, setoff, recoupment, claim or counterclaim which Transferee might have against Transferor arising from the assumption of the Contract or otherwise. Transferor and Transferee hereby waive and discharge any defense or claim each or both may have against Caterpillar arising from or in relation to the Contract, this Agreement, or the Property.

4. Transferee will not sell, rent, transfer, encumber or dispose of any of the Property without the prior written consent of Caterpillar, its successors or assigns. Transferee acknowledges having read the Contract and agrees to be fully bound by all terms, conditions and provisions of the Contract.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement.

Skyview Excavation and Grading, Inc.     Meadow Valley Contractors, Inc.

Transferor                               Transferee

Signature /s/ Ann Wardell                Signature /s/ Kenneth D. Nelson
         -----------------------------            -----------------------------

Title President                          Title Vice President
     ---------------------------------        ---------------------------------

Date__________________________________   Date__________________________________


FORM OF CONSENT:

Caterpillar Financial Services Corporation hereby accepts and consents to the foregoing Transfer and Assumption of this Installment Sale Contract ("Security Agreement") this 28th day of April, 2000.

                                    Caterpillar Financial Services Corporation

                                    Signature /s/ Nancy Goodall
                                             ------------------------------

                                    Name (PRINT) Nancy Goodall
                                                ---------------------------

                                    Title Customer Service Representative
                                         ----------------------------------

                INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

PURCHASER(S)                                   SELLER (DEALER):
SKYVIEW EXCAVATION AND                         WHEELER MACHINERY CO.
GRADING, INC.
446 EAST YOUNG STREET                          4901 WEST 2100 SOUTH

MORGAN, UT 84050                               SALT LAKE CITY UT 84120-1227
County: MORGAN
--------------------------------------------------------------------------------
Subject to the terms and conditions set forth below and on the reverse side hereof, Seller hereby sells the equipment described below (the "Unit" or "Units" to Purchaser, and Purchaser (if more than one, jointly and severally), having been offered both a cash sale price and a time sale price, hereby buys the Units from Seller on a time sale basis.

----------------------------------------------------------------------------------------------------------
     NEW    (IF USED)                                                                            DELIVERED
     OR     FIRST      MODEL          DESCRIPTION OF UNIT(S)              SERIAL#                CASH SALE
     USED   USED                                                                                     PRICE
----------------------------------------------------------------------------------------------------------
(1)  USED   1981       D8K            CATERPILLAR TRACK-TYPE TRACTOR      77V16709               86,376.00


----------------------------------------------------------------------------------------------------------
FIRST  DESCRIPTION OF ADDITIONAL SECURITY          Sub-Total...............................   $  86,376.00
USED    (MAKE, MODEL & SERIAL NUMBER)              Sales Tax...............................   $   5,397.50
------------------------------------------      1. Total Cash Sale Price ..................   $  91,773.50
                                                   Cash Down Pay                       0.00
------------------------------------------         Net Trade-in Allow                  0.00
FIRST  DESCRIPTION OF TRADE-IN EQUIPMENT        2. Total Down Payment......................   $       0.00
USED    (MAKE, MODEL & SERIAL NUMBER)           3. Unpaid Balance of Cash Price (1 -2).....   $  91,773.50
------------------------------------------      4. Official Fees (Specify).................   $     150.00
NONE                                               Documentation Fee                 150.00
                                                5. Physical Damage Insurance...............   $
                                                6. Principal Balance
                                                   (Amount Financed) (3 + 4 + 5)...........   $  91,923.50
------------------------------------------      7. Finance Charge
Trade-in Value                       0.00          (Time Price Differential)...............   $   9,788.02
Less Owing to (___ n/a ___)          0.00       8. Time Balance
Net Trade-in Allowance               0.00          (Total of Payments) (6 + 7).............   $ 101,711.52
                                                9. Time Sale Balance
Location of Units: 446 EAST YOUNG STREET           (Total of Payment Price) (2 + 8)........   $ 101,711.52
                   MORGAN, UT 84050 MORGAN     10. Annual Percentage Rate                             6.69%
                                               11. Date FINANCE CHARGE begins to accrue        AUG 03 1999

Purchaser hereby sells and conveys to Seller the above described Trade-in Equipment and warrants it to be free and clear of all claims, liens, security interests and encumbrances except to the extent shown above.

     1. PAYMENT: Purchaser shall pay to Seller, at P.O. BOX 100647, PASADENA CA 91189-0647 or such other location Seller designates in writing, the Time Balance (Item 8 above) as follows [(check (a) or (b)]:

X (a) in 36 equal monthly installments of $2,825.32 each, with the first
-
installment due on SEP 03 1999, and the balance of the installments due on the like day of each month thereafter, (except no payments shall be due during the month(s) of (__n/a__)), until the entire indebtedness has been paid; or

_ (b) in accordance with the Payment Schedule attached to this Contract.

(Provisions of section 1 continued on reverse.)

        SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE
                           A PART OF THIS CONTRACT.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS CONTRACT.

NOTICE TO PURCHASER: (1) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; (2) YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN; (3) UNDER THE LAW YOU MAY HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

PURCHASER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH PURCHASER AND SELLER.


Purchaser(s) and Seller have duly executed this Contract as of  AUG 03 1999.

Purchaser(s):                                   Seller:
SKYVIEW EXCAVATION AND                          WHEELER MACHINERY CO.
GRADING, INC.

By /s/ Ann Wardell                              By /s/ [ILLEGIBLE]^^
  --------------------------                      ---------------------------

Name (PRINT) Ann Wardell                        Name (PRINT)_________________
            ----------------

Title President                                 Title Vice Pres
     -----------------------                         ------------------------

                         ADDITIONAL TERMS AND CONDITIONS

   1. PAYMENT (continued): Purchaser shall pay to Seller a late payment charge equal to the lesser of (a) the highest charge allowed by law or (b) 5% of the amount of any payment (including any accelerated payment) not made when due under this Contract (or such later date as may be required by applicable law). Upon prepayment in full, or acceleration of the total unpaid Time Balance, Purchaser shall receive a rebate of the unearned portion of the Finance Charge computed on actuarial basis. Except as otherwise expressly provided herein, the obligations of Purchaser hereunder shall not be affected by any defect in, damage to, loss of or interference with possession or use of any Unit, by the attachment of any lien or claim to any Unit, or for any other cause.

   2.  DISCLAIMER OF WARRANTIES: Purchaser acknowledges and agrees that
Seller is not the manufacturer of the Unit(s) and that Purchaser has selected each Unit based on Purchaser's own judgement without any reliance whatsoever on any statements or representations made by Seller. AS BETWEEN SELLER AND PURCHASER, THE UNIT(S) ARE PROVIDED "AS IS" WITHOUT ANY WARRANTIES OF ANY KIND. PURCHASER HEREBY EXPRESSLY DISCLAIMS a) ALL WARRANTIES OF MERCHANTABILITY, b) ALL WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, AND c) ALL WARRANTIES AGAINST INFRINGEMENT OR THE LIKE. Seller assigns to Purchaser its interest in any of the manufacturer's warranties on the Units(s).

   3. POSSESSION, USE AND MAINTENANCE: Purchaser shall not (a) use any Unit improperly, carelessly, unsafely or in violation of any law or regulations or for personal, family, or household purposes or for any purpose other than in Purchaser's business (including agricultural business); (b) permit the use of any Unit by anyone other than Purchaser or change the permanent location of any Unit from the county and state specified above without the prior written consent of Seller; or (c) sell, lease, assign or transfer, or create or suffer to exist any lien, claim, security interest or encumbrance on any of its right hereunder or in any Unit. The Units are and shall remain personal property irrespective of their use or manner of attachment to realty. Upon prior notice to Purchaser, Seller or its agent shall have the right (but not the obligation) at all reasonable times to inspect any Unit. Purchaser shall at its expense maintain the Units in good operating order, repair and condition. Purchaser shall not alter any Unit or affix any equipment to any Unit if such alteration or addition would impair the originally intended function or reduce the value of such Unit. Any alteration or addition to any Unit shall be at the sole risk of Purchaser.

   4. TAXES: Purchaser shall promptly pay all taxes, assessments, fees and other charges when levied or assessed against any Unit or the ownership or use thereof, or this Contract or any payments made or to be made to Seller.

   5. WAIVER AND INDEMNITY: PURCHASER HEREBY AGREES TO RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS SELLER, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND ASSIGNS FROM AND AGAINST ANY CLAIMS OF PURCHASER OR THIRD PARTIES, INCLUDING CLAIMS BASED UPON BREACH OF CONTRACT, BREACH OF WARRANTY, PERSONAL INJURY, PROPERTY DAMAGE, STRICT LIABILITY OR NEGLIGENCE, FOR ANY LOSS, DAMAGE OR INJURY CAUSED BY OR RELATING TO THE DESIGN, MANUFACTURE, SELECTION, DELIVERY, CONDITION, OPERATION, USE, OWNERSHIP, MAINTENANCE OR REPAIR OF ANY UNIT. FURTHER, PURCHASER AGREES TO BE RESPONSIBLE FOR ALL COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, INCURRED BY SELLER OR ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND ASSIGNS IN DEFENDING SUCH CLAIMS OR IN ENFORCING THIS PROVISION. UNDER NO CONDITION OR CAUSE OF ACTION SHALL SELLER BE LIABLE FOR ANY LOSS OF ACTUAL OR ANTICIPATED BUSINESS OR PROFITS OR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

   6. INSURANCE: Purchaser, at its expense, shall keep each Unit and all equipment listed as Additional Security insured against all risks for their full insurable value and shall maintain comprehensive public liability insurance in an amount reasonably acceptable to Seller. All such insurance shall be in such form and with such companies as Seller shall reasonably approve, shall be primary, without right of contribution from any insurance carried by Seller, and shall provide that such insurance may not be cancelled or altered so as to affect the interest of Seller without at least 30 days' prior written notice to Seller. All insurance covering loss or damage to the Units and Additional Security shall name Seller (or its designee) as loss payee and be payable to Seller as its interest may appear. Purchaser agrees to notify Seller of any occurrence which may become the basis of an insurance claim hereunder and not to make any adjustments with insurers without Seller's prior written consent. Prior to the first delivery of any Unit to Purchaser, Purchaser shall deliver to Seller satisfactory evidence of such insurance coverage.

   7. EVENTS OF DEFAULT: Each of the following shall constitute an "Event of Default" hereunder: (a) Purchaser shall fail to make any payment to Seller when due hereunder or fail to observe or perform any other covenant, agreement or warranty made by Purchaser hereunder; (b) any representation or warranty of Purchaser contained herein or in any document furnished to Seller in connection herewith shall be incorrect or misleading when made; (c) any Unit or additional security shall become lost, stolen, destroyed, irreparably damaged or subject to any sale, lien, claim, security interest or encumbrance (other than in favor of Seller or its assignee); (d) any default shall occur under any other agreement between Purchaser and Seller; (e) Purchaser or any guarantor of this Contract shall cease to do business, become insolvent, make an assignment for the benefit of creditors or file any petition under any bankruptcy, reorganization, insolvency of motatorium law, or any other law for the relief of debtors; (f) any involuntary petition shall be filed under any bankruptcy statute against Purchaser or any guarantor of this Contract or any receiver, trustee, or similar official shall be appointed to take possession of the properties of Purchaser or any guarantor of this Contract unless such petition or appointment ceases to be in effect within 30 days of said filing or appointment (g) Seller shall reasonably deem itself to be insecure; or (h) any breach or repudiation by any guarantor shall occur under any guaranty obtained by Seller in connection with this Contract.

   8. REMEDIES: If any Event of Default shall occur, Seller may, at its option, do any one or more of the following: (a) Declare all amounts due or to become due under this Contract, excluding any unearned portion of the Finance Charge, immediately due and payable (b) recover any additional damages and expenses sustained by Seller by reason of the breach of any covenant, representation or warranty contained in this Contract; (c) enforce the security interest granted hereunder; (d) without notice, liability or legal process, enter upon the premises where any of the Units or additional security may be and take possession thereof, and (e) require Purchaser to assemble the Units and additional security and make them available to Seller at place designated by Seller which is reasonably convenient to both parties. Time is of the essence of this Contract. Seller shall have all rights given to a secured party by law and may retain all monies theretofore paid by Purchaser hereunder as compensation for the reasonable use of the Units by Purchaser. Seller may, at its option, undertake commercially reasonable efforts to sell the Units and additional security, and the proceeds of any such sale shall be applied: First, to reimburse Seller for all reasonable expenses of retaking, holding, preparing for sale, and selling the Units and additional security, including all taxes and reasonable attorneys' fees, and second, to the extent not previously paid by Purchaser, to pay Seller all amounts then due or accrued under this Contract, including any accelerated payments and late payment charges. Any surplus shall be paid to the person entitled thereto. Purchaser shall promptly pay any deficiency to Seller. Purchaser acknowledges that sales for cash or on credit to a wholesaler, retailer or user of the Units or additional security, and with or without the Units or additional security being present at such sale, are all commercially reasonable. Purchaser agrees to pay all reasonable attorneys' fees (to the extent permitted by applicable law) and all costs and expenses incurred by Seller in enforcing this Contract. The remedies provided herein shall be cumulative and in addition to all other remedies at law or in equity. If Purchaser fails to perform any of its obligations under this Contract, Seller may (but need not) at any time thereafter perform such obligation, and the expenses incurred in connection therewith shall be payable by Purchaser upon demand.

   9. SECURITY INTEREST; PURCHASER ASSURANCES AND REPRESENTATIONS: To secure payment of Purchaser's indebtedness to Seller hereunder and the performance of all obligations of Purchaser hereunder, Purchaser hereby grants to Seller a continuing security interest in the Units, and in the equipment, if any, described as Additional Security on the front of this Contract, including all attachments, accessories and optional features for such Units and Additional Security (whether or not installed thereon) and all substitutions, replacements, additions and accessions thereto, and proceeds of all the foregoing. Purchaser will, at its expense, do any act and execute, acknowledge, deliver, file, register and record any Documents which Seller deems as desirable in its discretion to protect Seller's security interest and Seller's rights and benefits under this Contract. Purchaser hereby irrevocably appoints Seller as Purchaser's Attorney-in-Fact for the signing and filing of such documents and authorizes Seller to delegate these limited powers. Purchaser acknowledges the signature of Seller or said delegate upon such documents to be the same as Purchaser's own for all purposes and with the present intent to authenticate the document. Purchaser represents and warrants to Seller that (a) Purchaser has the power to make, deliver and perform under this Contract; (b) the person executing and delivering this Contract is authorized to do so on behalf of Purchaser; (c) this Contract constitutes a valid obligation of Purchaser, legally binding upon it and enforceable in accordance with its terms; and (d) all credit, financial and other information submitted to Seller in connection with this Contract is and shall be true, correct and complete.

   10. ASSIGNMENT; COUNTERPARTS: The rights and remedies of Seller under this Contract may be assigned by Seller at any time. If this Contract is assigned by Seller, the term "Seller" shall thenceforth mean Seller's assignee, and if assigned to a partnership, shall thenceforth mean such partnership and, for purposes of Section 2, 4, 5 and 6, each partner in such partnership. If notified by Seller, Purchaser shall make all payments due hereunder directly to the party designated in such notice, without any offset or deduction whatsoever. Purchaser waives, as to Seller's assignee, all claims and defenses Purchaser may have or assert against Seller and agrees that no such claim or defense will be asserted against Seller's assignee. No assignment of this Contract by Seller shall release any claim Purchaser may have against Seller hereunder. No assignment of this Contract or any right or obligation hereunder may be made by Purchaser without the prior written consent of Seller. This Contract shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and assigns. Although multiple counterparts of this document may be signed, only the counterpart accepted, acknowledged and certified by Caterpillar Financial Services Corporation on the signature page thereof as the original will constitute original chattel paper.

   11. EFFECT OF WAIVER; ENTIRE AGREEMENT; MODIFICATION OF CONTRACT; NOTICES: No delay or omission to exercise any right or remedy acquired to Seller hereunder shall impair any such right or remedy nor shall it be construed to be a waiver of any breach of default of Purchaser. Any waiver or consent by Seller under this Contract must be in writing specifically as set forth. This Contract completely states the rights of Seller and Purchaser with respect to the Units and supersedes all prior agreements with respect thereto. No variation or modification of this Contract shall be valid unless in writing. All notices hereunder shall be in writing, addressed to each party at the address set forth on the front of this Contract or at such other address as may hereafter be furnished in writing.

   12. APPLICABLE LAW, JURISDICTION AND JURY TRIAL WAIVER PROVISIONS: This Agreement shall be governed by and construed under the laws of the State of Tennessee, without giving effect to the conflict-of-laws principles thereof, and Purchaser hereby consents to the jurisdiction of any state or federal court located within the State of Tennessee. THE PARTIES HERETO HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OBLIGATIONS OR THE COLLATERAL.

   13. SEVERABILITY; SURVIVAL OF COVENANTS: If any provision of this Contract shall be invalid under any applicable law, such provision shall be deemed omitted but the remaining provisions hereof shall be given effect. All obligations of Purchaser under this Contract shall survive the expiration or termination of this Contract to the extent required for their full observance and performance.